UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

LENSAR, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! LENSAR, INC. 2023 Special Meeting Vote by July 31, 2023 11:59 PM ET LENSAR, INC. 2800 DISCOVERY DRIVE SUITE 100 ORLANDO, FL 32826 V19283-S67858 You invested in LENSAR, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Special Meeting. This is an important notice regarding the availability of proxy material for the special stockholder meeting to be held on August 1, 2023. Get informed before you vote View the Notice and Proxy Statement of Special Meeting of Stockholders online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to July 18, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. There is NO charge for requesting a copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and August 1, 2023 1:00 P.M. EDT vote without entering a control number Meeting to be held virtually at: www.virtualshareholdermeeting.com/LNSR2023SM Vote Prior to the Meeting: Online: ProxyVote.com By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. *Please check the meeting materials for any special requirements for meeting attendance. V1.2

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT You cannot use this notice to vote these shares. This is only an overview of the proposals being presented at the upcoming special stockholder meeting. You may view more complete proxy materials online at www.ProxyVote.com or request a paper copy (see reverse side). Please follow the instructions on the reverse side to access and review all of the important information contained in the proxy materials before you vote. Voting Items Board Recommends 1. Approval of the issuance of common stock upon conversion of shares of Series A convertible preferred stock and exercise of Class A and Class B common stock purchase warrants issued and sold to an affiliate of North Run Capital, For LP pursuant to Nasdaq Listing Rule 5635. NOTE: Such other business as may properly come before the Special Meeting or any continuation, postponement or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V19284-S67858